FIFTH AMENDMENT TO LOAN AGREEMENT
This Fifth Amendment to Loan Agreement (this "Agreement"), executed on November 7, 2025 (the "Execution Date"), but dated and effective as of September 8, 2025 (the "Effective Date"), is made and entered into by and among (i) NHT SP TRS, LLC, a Delaware limited liability company, and NHT SP, LLC, a Delaware limited liability company ("Florida Borrower"), (ii) 2325 STEMMONS TRS, INC., a Delaware corporation, and 2325 STEMMONS HOTEL PARTNERS, LLC, a Delaware limited liability company ("Dallas Borrower," and together with Florida Borrower, collectively, the "Borrower"), (iii) NEXPOINT REAL ESTATE ADVISORS, L.P., a Delaware limited partnership ("NexPoint Advisors"), NEXPOINT DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland
corporation, successor-in-interest to Next Point Diversified Real Estate Trust, a Delaware statutory trust following the Conversion (defined below) ("NXDT Real Estate Trust"), and NEXPOINT REAL INVESTMENT ADVISORS X, L.P., a Delaware limited partnership ("Nexpoint Advisors X," and together with NexPoint Advisors and NXDT Real Estate Trust, collectively, the "Guarantor," and together with Borrower, the "Obligors"), (iv) DELPHI CRE FUNDING LLC, a Delaware limited liability company (together with the other lenders from time to time party to the Loan Agreement, collectively, "Lender"), and (v) ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as administrative agent for and on behalf of Lender (in such capacity, together with its successors and assigns, the "Administrative Agent"). All capitalized terms that are used without being defined herein shall have the meanings given to such terms in the Loan Agreement (as defined herein).
BACKGROUND
A.Borrower, HCRE ADDISON, LLC, a Delaware limited liability company, and HCRE ADDISON TRS, LLC, a Delaware limited liability company ("Addison Borrowers"), and HCRE LAS COLINAS, LLC, HCRE LAS COLINAS TRS, LLC HCRE PLANO, LLC
and HCRE PLANO TRS, LLC, each a Delaware limited liability company (collectively, the "Plano and Las Colinas Borrowers"), Administrative Agent, and Lender, entered into that certain Loan Agreement dated as of February 28, 2019 (the "Original Loan Agreement"), pursuant to which the Lender made a loan (the "Loan") to Borrower in the original principal amount of $88,000,000.00, which Original Mortgage Loan Agreement was amended pursuant to that certain Limited Consent and Omnibus Agreement dated as of May 13, 2020, executed by and among Borrower, Addison Borrowers, Plano and Las Colinas Borrowers, NEXPOINT HOSPITALITY TRUST, a real estate investment trust formed under the laws of the Province of Ontario ("NexPoint Hospitality Trust"), NexPoint Advisors, Administrative Agent, and Lender ("First Amendment"), which Original Mortgage Loan Agreement was further amended by that certain Second Limited Consent and Omnibus Amendment Agreement dated as of October 6, 2021, but effective as of June 9, 2021, by and among Borrower, Addison Borrowers, Plano and Las Colinas Borrowers, NexPoint Hospitality Trust, NexPoint Advisors, Administrative Agent, and Lender (the "Second Amendment"), which Original Mortgage Loan Agreement was thereafter further amended by that certain Omnibus Amendment Agreement dated as of March 8, 2022, by and among Borrower, Addison Borrowers, Plano and Las Colinas Borrowers, NexPoint Hospitality Trust, NexPoint Advisors, NXDT Real Estate Trust, Administrative Agent, and Lender (the "Omnibus Amendment"), which Original Mortgage Loan Agreement was thereafter further amended by that certain Conversion of Loan to Term

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SOFR letter dated June 1, 2023, by and among Borrower, Addison Borrowers, Plano and Las Colinas Borrowers, and Administrative Agent (the "SOFR Letter"), which Original Mortgage Loan Agreement was thereafter further amended by that certain Third Omnibus Amendment Agreement dated as of April 8, 2024, by and between Borrower, Addison Borrowers, Plano and Las Colinas Borrowers, NexPoint Hospitality Trust, NexPoint Advisors, NXDT Real Estate Trust, Administrative Agent, and Lender (the "Third Amendment"), which Original Mortgage Loan Agreement was thereafter further amended by that certain Letter Agreement dated as of March 8, 2025, by and among Borrower, Addison Borrowers, Plano and Las Colinas Borrowers, Guarantor, Lender and Administrative Agent (the "Extension Letter Agreement"), which Original Mortgage Loan Agreement was thereafter further amended by that certain Fourth Amendment to Loan Agreement Letter Agreement dated as of March 8, 2025, by and among Borrower, Addison Borrowers, Guarantor, Lender and Administrative Agent (the "Fourth Amendment"), which Original Mortgage Loan Agreement was thereafter further amended by that certain Extension Letter Amendment dated as of September 29, 2025, and effective as of September 8, 2025, by and among Borrower, Addison Borrowers, Guarantor, Lender and Administrative Agent (the "September 2025 Extension Letter Agreement"), which Original Mortgage Loan Agreement was thereafter further amended by that certain Extension Letter Amendment dated and effective as of October 8, 2025, by and among Borrower, Guarantor, Lender and Administrative Agent (the "October 2025 Extension Letter Agreement," and together with the Original Mortgage Loan Agreement, the First Amendment, the Second Amendment, the Omnibus Amendment, the SOFR Letter, the Third Amendment, and the Extension Letter Agreement, the Fourth Amendment, and the September 2025 Extension Letter Agreement, and together with this Agreement, as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the "Loan Agreement").
B.In connection with the Loan, (i) NexPoint Advisors and NHT HOLDCO LLC, a Delaware limited liability company ("Holdco"), executed and delivered that certain Guaranty of Recourse Obligations dated as of February 28, 2019 (the "Guaranty of Recourse Obligations"),
(ii) Holdco executed and delivered that certain Completion Guaranty dated February 28, 2019 (the "Completion Guaranty", and together with the Guaranty of Recourse Obligations, collectively, the "Guaranty"), and (iii) Borrower, Addison Borrowers, Plano and Las Colinas Borrowers, Holdco, and NexPoint Advisors executed and delivered that certain Environmental Indemnity Agreement dated as of February 28, 2019 (the "Environmental Indemnity"), in each case in favor of Administrative Agent.
C.Pursuant to that certain Joinder Agreement of New Indemnitor and Release of Prior Indemnitor dated as of May 1, 2019, by and among Holdco, NexPoint Advisors and NexPoint Hospitality Trust in favor of Administrative Agent and the Lenders, Holdco was released from its obligations under the Guaranty and Environmental Indemnity and NexPoint Hospitality Trust assumed the obligations as a Guarantor under the Guaranty and the Environmental Indemnity.
D.Pursuant to that certain Joinder Agreement of New Indemnitor dated as of March 8, 2022, by and among NexPoint Hospitality Trust, NexPoint Advisors, and NXDT Real Estate

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Trust, NXDT Real Estate Trust assumed the obligations as a Guarantor under the Guaranty and the Environmental Indemnity.

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E.Pursuant to that certain Agreement and Plan of Merger dated as of November 22, 2024, Nexpoint Hospitality Trust was subsequently to have completed a reorganization transaction pursuant to which Nexpoint Hospitality Trust was merged into NXDT.
F.Borrower, Addison Borrowers, the Plano and Las Colinas Borrowers, Guarantor and Administrative Agent have executed a Reservation of Rights and Pre-Negotiation Letter, dated as of March 21, 2025 (the "PNL"), in connection with the Loan.
G.Borrower has requested Administrative Agent's consent to NXDT Real Estate Trust converting from a Delaware statutory trust into a Maryland corporation (the "Conversion") and Administrative Agent has agreed to such Conversion, which upon consummation of the Conversion shall be effective for all purposes under the Loan Documents including on the organizational chart attached as Schedule II to the Loan Agreement.
H.Prior to the execution of the Fourth Amendment, Plano and Las Colinas Borrowers (and the respective Property owned by Plano and Las Colinas Borrowers) were released from the lien of the Loan and the Loan Documents.
I.Subsequent to the execution of the Fourth Amendment, Addison Borrowers (and the respective Property owned by Addison Borrowers) were released from the lien of the Loan and the Loan Documents.
J.Pursuant to that certain Joinder Agreement of New Indemnitor dated as of April 15, 2025, by and among NexPoint Hospitality Trust, NexPoint Advisors, NXDT Real Estate Trust, and NexPoint Advisors X in favor of Administrative Agent and the Lenders, NexPoint Advisors X assumed obligations as a Guarantor under the Guaranty and the Environmental Indemnity.
K.Borrower has additionally requested, and Administrative Agent is willing to agree to extend the Loan from the Effective Date through the Payment Date in February, 2026, notwithstanding that Borrower has no further extensions of the Maturity Date of the Loan under the Loan Documents.
NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and incorporating the above Background by reference herein, Obligors, Administrative Agent, and Lender, intending to be legally bound hereby, agree as follows:
ARTICLE I AMENDMENTS TO LOAN AGREEMENT
1.1Intentionally Omitted.
1.2Definitions.
(a) Obligors acknowledge and agree that the following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in its entirety as follows:

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"Clearing Account Agreement" means, until the execution and delivery of the DACA described in this definition, that certain Blocked Account Control Agreement dated as of February 28, 2019, by and amount Clearing Bank, Borrower and Administrative Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time; provided that, from and after Borrower's delivery of a deposit account control agreement to be executed by and among Clearing Bank, Borrower and Administrative Agent, as required by Administrative Agent, in form and content acceptable to Administrative Agent (the "DACA"), "Clearing Account Agreement" for all purposes in this Agreement shall mean the DACA.
"Clearing Bank" means Wells Fargo Bank, N.A., or such other bank or banks selected by Administrative Agent, or any successor or permitted assigns thereof permitted hereunder.
"Guarantor" means, collectively, NexPoint Advisors, NXDT Real Estate Trust, and NexPoint Advisors X.
"Maturity Date" means (a) the Payment Date in February, 2026, or (b) the date on which the Debt has been accelerated as herein provided.
"NXDT Real Estate Trust" means, until its conversion from a Delaware statutory trust to a Maryland corporation under and in accordance with applicable Legal Requirements (the "NXDT Conversion"), Nexpoint Diversified Real Estate Trust, a Delaware statutory trust; provided that, from and after the NXDT Conversion, "NXDT Real Estate Trust" for all purposes in this Agreement and the Loan Documents shall mean, Nexpoint Diversified Real Estate Trust, Inc., a Maryland corporation, successor- in-interest to Nexpoint Diversified Real Estate Trust, a Delaware statutory trust.
1.3Project Expenditure Reserve Account.    The    following    is    hereby    added following the last sentence of Section 3.2(c) of the Loan Agreement:
In the event that Administrative Agent reasonably determines that the funds in the Project Expenditure Reserve Account are insufficient, as of the date by which the work is required to be completed under the relevant Franchise Agreement, to cover the cost of the remaining work comprising the St. Petersburg Capital Plan and HGI Dallas Capital Plan (including hard and soft costs related thereto), then within five (5) Business Days of the Administrative Agent's written demand therefor, Borrower will deposit into the Project Expenditure Reserve the amount necessary to cover the insufficiency.
ARTICLE II - CONDITIONS PRECEDENT
The effectiveness of this Agreement and Administrative Agent's obligations hereunder are conditioned upon the fulfillment by Obligors of all of the following conditions precedent on or before the Execution Date, in addition to Obligors' compliance with all other obligations set forth in this Agreement:

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1.1Documents to be Delivered to Administrative Agent. Obligors shall deliver, or cause to be delivered to Administrative Agent, all of the following:

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(a)this Agreement in form and substance satisfactory to Administrative Agent, duly executed by all of Obligors; and
(b)such other Obligor-related or Property-related information and/or documentation as may be required by Administrative Agent in its sole discretion.
1.2Liability for Payment of Fees and Expenses; Indemnification for Losses. Borrower must pay Administrative Agent on the Execution Date all out-of-pocket costs and expenses, including, without limitation, all costs and expenses of outside legal counsel, incurred by Administrative Agent in conjunction with the preparation, negotiation, and closing of this Agreement. Additionally, Borrower shall pay all fees, costs, expenses and penalties, if any, to the extent charged by and third parties.
1.3Administrative Agent Processing Fee. Obligors shall pay to Administrative Agent by the Execution Date a processing fee in the amount of $2,500.00 in connection with the negotiation and execution of this Agreement.
1.4Extension Fee. Obligors shall pay to Administrative Agent by the Execution Date an extension fee in connection with the extension of the Maturity Date in accordance with this Agreement in the amount of $103,957.93.

1.5Loan Paydown. Notwithstanding anything to the contrary in the Loan Agreement prohibiting the partial prepayment of the Debt, (i) on or prior to the Execution Date, Borrower shall pay to Agent the sum of $2,500,000, which prepayment shall be applied by Administrative Agent to the reduction of the Debt in accordance with the terms and conditions of the Loan Agreement.

1.6Post-Closing Matters.

(a)Deposit Account Control Agreement. No later than December 5, 2025, Borrower shall have executed and delivered to Administrative Agent a deposit account control agreement in form and content reasonably acceptable to Administrative Agent, to be executed by and among Clearing Bank, Administrative Agent and Borrower, in connection with the Clearing Account.

(b)Modification Endorsement; Title Insurance Policy. No later than November 21, 2025, Borrower, at no cost to Administrative Agent or Lender, shall deliver to Administrative Agent a modification endorsement in form and content acceptable to Administrative Agent with respect to Policy Number 132550-1- NEX190001-20 (File No. 10012-410638-RTT) issued to Administrative Agent by Fidelity National Title Insurance and cause the recordation of that certain Second Modification Agreement dated as of the Effective Date by and between Dallas Borrower and Administrative Agent in the Official Public Records of Dallas County, Texas and Collin County, Texas.

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ARTICLE III - REPRESENTATIONS AND WARRANTIES
To induce Administrative Agent, for and on behalf of Lender, to enter into this Agreement and as consideration for the terms and conditions contained herein, Obligors make the following representations and warranties, each and all of which shall survive the execution and delivery of this Agreement and all of the other documents executed in connection herewith:
1.1Approvals and Authority from Third Parties. Obligors have obtained the necessary approvals and authorizations from all applicable third-parties to execute this Agreement, including, without limitation, any and all franchisors, management companies, governmental authorities, ground lessors, and labor unions, as and to the extent applicable to Obligors and the Property.
1.2Exclusive and First Priority Perfected Lien. Administrative Agent has, as of the Effective Date, and shall continue to have, until all of the Obligations are paid and satisfied in full, first priority, valid perfected liens upon and security interests in all of the collateral under the Loan Documents to secure the payment and performance of all of the Obligations.
1.3No Untrue or Misleading Statements. Neither this Agreement nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate in all material respects.
1.4Guarantor Reaffirmation; No Release. Guarantor (i) has reviewed, and consents to, the terms of this Agreement, (ii) unconditionally ratifies and confirms, renews and reaffirms all of its respective obligations under the Guaranty and the Environmental Indemnity, and (iii) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against Guarantor in accordance with their respective terms, covenants and conditions without impairment. For the avoidance of doubt, notwithstanding the completion of the Conversion, Guarantor acknowledges and agrees that (i) NXDT Real Estate Trust has not been and is not being released at any time from any obligations under the Guaranty and the Environmental Indemnity whatsoever in connection with or as a result of the Conversion, and (ii) the obligations NXDT Real Estate Trust under the Guaranty and the Environmental Indemnity remain continuing obligations under and in accordance with the terms thereof.

ARTICLE IV - RELEASE BY OBLIGORS
EACH OBLIGOR, FOR AND ON BEHALF OF SUCH OBLIGOR AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER SUCH OBLIGOR INCLUDING, BUT NOT LIMITED TO, ALL OF SUCH OBLIGOR'S PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN, JOINTLY AND SEVERALLY, AS THE "OBLIGOR GROUP RELEASORS") HEREBY

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UNCONDITIONALLY REMISES, RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDER AND ALL OF THEIR

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RESPECTIVE PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE "LENDER GROUP RELEASEES") OF, FROM AND WITH RESPECT TO ANY AND ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS, DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH OBLIGOR GROUP RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAVE, OR MAY EVER HAVE AGAINST ANY ONE OR MORE OF LENDER GROUP RELEASEES, FROM THE BEGINNING OF TIME THROUGH THE EFFECTIVE DATE.
ARTICLE V - MISCELLANEOUS
1.1Integration. This Agreement supersedes all oral negotiations and prior and other writings with respect to the subject matter hereof, and is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Agreement, except that the Loan Agreement and the other Loan Documents remain valid and enforceable. Except as expressly modified pursuant hereto, no other changes or modifications to the Loan Agreement or any other Loan Document are intended or implied by this Agreement, and in all other respects the Loan Agreement and the other Loan Documents hereby are ratified, reaffirmed and confirmed by all parties hereto as of the Effective Date. To the extent of any conflict between the terms of this Agreement, the Loan Agreement, and other Loan Documents, the terms of this Agreement shall govern and control. This Agreement shall constitute a Loan Document for purposes of the Loan Agreement. NOTWITHSTANDING ADMINISTRATIVE AGENT AND LENDER CONSENTING TO ANY PRIOR AMENDMENT TO THE LOAN AGREEMENT, NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER IS MAKING ANY COMMITMENT, EXPRESS OR IMPLIED, AND HAS NO OBLIGATION TO ENTER INTO ANY FURTHER AGREEMENT, PROVIDE ANY OTHER CONSENT, WAIVER OR ACCOMMODATION IN FAVOR OF OBLIGORS.
1.2Cooperation; Other Documents. At all times following the execution of this Agreement, Obligors shall execute and deliver to the Administrative Agent, or shall cause to be executed and delivered to Administrative Agent and shall do or cause to be done all such other acts and things as the Administrative Agent deems to be necessary or desirable to assure the Administrative Agent of the benefit of this Agreement and the documents comprising or relating to this Agreement.

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1.3Written Agreement Contemplated by PNL. This Agreement is a written agreement as contemplated by the PNL.

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1.4Amendment and Waiver. No amendment of this Agreement, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto. Notwithstanding anything to the contrary in the Loan Documents, Borrower shall not otherwise be required as of the Effective Date to either (i) extend or maintain an Interest Rate Cap Agreement or (ii) achieve a Debt Yield threshold, in each case, as a condition to the modification and extension of the Maturity Date.
1.5Intentionally Omitted.
1.6Severability. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without such invalid provision.
1.7Successors and Assigns. This Agreement (a) shall be binding upon the parties hereto, thereto and upon their respective successors or assigns, and (b) shall inure to the benefit of the parties hereto, thereto and their respective successors or assigns; provided, however, that Obligors may not assign or delegate any rights hereunder or thereunder or any interest herein or therein without obtaining the prior written consent of the Administrative Agent, as applicable, and any such assignment or attempted assignment shall be void and of no effect.
1.8Counterparts; Effectiveness. This Agreement may be executed by electronic signatures and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. This Agreement shall be deemed to have been executed and delivered when the Administrative Agent has received electronic counterparts hereof executed by all parties listed on the signature pages hereto.
1.9Notices. Any notices or other communications sent or transmitted pursuant to this Agreement by any of Obligors to Administrative Agent shall be by electronic email sent to notices@acorecapital.com and to Kimberly May at kmay@acorecapital.com.
5.9 Singular/Plural. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the Execution Date, to be effective as of the Effective Date.

BORROWER:

2325 STEMMONS TRS, INC.,
a Delaware corporation

By: /s/Matt McGraner________________
Name: Matt McGraner
Title: Authorized Signatory

2325 STEMMONS HOTEL PARTNERS, LLC, NHT SP, LLC,
NHT SP TRS, LLC,
each a Delaware limited liability company

By: /s/Matt McGraner________________
Name: Matt McGraner
Title: Authorized Signatory

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GUARANTOR:

NEXPOINT DIVERSIFIED REAL ESTATE TRUST, INC.,
a Maryland corporation, as successor-in-interest to Nexpoint Diversified Real Estate Trust, a Delaware statutory trust

By: /s/Matt McGraner________________
Name: Matt McGraner
Title: Executive Vice President and Chief Investment Officer

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NEXPOINT REAL ESTATE ADVISORS, L.P.,
a Delaware limited partnership

By: /s/Matt McGraner________________
Name: Matt McGraner
Title: Executive Vice President

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NEXPOINT REAL ESTATE ADVISORS X, L.P.,
a Delaware limited partnership

By: /s/Matt McGraner________________
Name: Matt McGraner
Title: Executive Vice President

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ADMINISTRATIVE AGENT:
ACORE CAPITAL MORTGAGE, LP,
a Delaware limited partnership, in its capacity as administrative agent for and on behalf of the Lenders
By: ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner
By: /s/ David Dancer
Name: David Dancer
Title: Authorized Signatory [Signatures Continued on Next Page]

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LENDER:
DELPHI CRE FUNDING LLC,
a Delaware limited liability company
By ACORE Capital Mortgage, LP, a Delaware limited partnership, its authorized agent
By: ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner
By: /s/ David Dancer
Name: David Dancer
Title: Authorized Signatory

[End of Signatures]

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